Exhibit 99.2

3Q24 Earnings Supplemental Presentation October 22, 2024 Los Angeles New York/ New Jersey Virginia Chicago Dallas Houston San Francisco San Diego

Hanmi Financial Corporation (the “Company”) cautions investors that any statements contained herein that are not historical facts are forward - looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 , including, but not limited to, those statements regarding operating and financial performance, financial position and liquidity, business strategies, regulatory, economic and competitive outlook, investment and expenditure plans, capital and financing needs and availability, litigation, plans and objectives, merger or sale activity, financial condition and results of operations, and all other forecasts and statements of expectation or assumption underlying any of the foregoing . These statements involve known and unknown risks and uncertainties that are difficult to predict . Investors should not rely on any forward - looking statement and should consider risks, such as changes in governmental policy, legislation and regulations, economic uncertainty and changes in economic conditions, inflation, fluctuations in interest rate and credit risk, competitive pressures, our ability to access cost - effective funding, the ability to enter into new markets successfully and capitalize on growth opportunities, balance sheet management, liquidity and sources of funding, the size and composition of our deposit portfolio, and including the percentage of uninsured deposits in the portfolio, increased assessments by the Federal Deposit Insurance Corporation, risk of natural disasters, a failure in or breach of our operational or security systems or infrastructure, including cyberattacks, the adequacy of and changes in the methodology of calculating our allowance for credit losses, and other operational factors . Forward - looking statements are based upon the good faith beliefs and expectations of management as of this date only and are further subject to additional risks and uncertainties, including, but not limited to, the risk factors set forth in our earnings release dated October 22 , 2024 , including the section titled “Forward Looking Statements” and the Company’s most recent Form 10 - K, 10 - Q and other filings with the Securities and Exchange Commission (“SEC”) . The Company disclaims any obligation to update or revise the forward - looking statements herein . 2 Forward - Looking Statements

This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”) . These non - GAAP measures include tangible common equity to tangible assets, and tangible common equity per share . Management uses these “non - GAAP” measures in its analysis of the Company’s performance . Management believes these non - GAAP financial measures allow for better comparability of period to period operating performance . Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors . These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP performance measures that may be presented by other companies . A reconciliation of the non - GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation . 3 Non - GAAP Financial Information

3Q24 Highlights Diluted EPS $0.49 ROAA 0.79% NIM 2.74% Efficiency Ratio 59.98% TBVPS (1) $24.03 Net Income $14.9M • Net income was $14.9 million, or $0.49 per diluted share, up 3.1% from $14.5 million, or $0.48 per diluted share, for the prior quarter. The increase reflects a $2.0 million, or 9.4%, increase in pretax, preprovision income, propelled by a 2.9% increase in net interest income. » Net interest income was $50.1 million, up 2.9% from the prior quarter » Noninterest income was $8.4 million, up 4.7% from the prior quarter » Noninterest expense was $35.1 million, down 0.6% from the prior quarter; primarily reflecting the absence of the second quarter $0.3 million branch consolidation charge » Efficiency ratio was 59.98%, compared with 62.24% for the prior quarter • Loans receivable were $6.26 billion, up 1.3% from the prior quarter » Loan production was $347.8 million with a weighted average interest rate of 7.92% • Loans held for sale were $54.3 million, up 419.1% from the prior quarter » Nonperforming loans of $27.2 million, subsequent to the end of the quarter, the Bank completed the sale » Residential mortgage loans were $18.3 million » SBA 7(a) loans of $8.8 million, down from $10.5 million from the prior quarter • Deposits were $6.40 billion, up 1.2% from the prior quarter, with noninterest - bearing demand deposits representing 32.0% of total deposits » Cost of interest - bearing deposits was 4.27%, unchanged from the prior quarter • Credit loss expense was $2.3 million; allowance for credit losses to loans was 1.11% • Tangible common equity to tangible assets (1) was 9.42%, Common equity tier 1 capital ratio was 11.95% and total capital ratio was 15.04% (1) Non - GAAP financial measure; refer to the non - GAAP reconciliation slide ROAE 7.55% 4

Loan Production

Loan production of $347.8 million in the third quarter reflected meaningful contribution from CRE and C&I. CRE production increased by 26% to $110.2 million and C&I production increased by 78% to $105.1 million quarter-over-quarter.


7.80%
8.10%
8.02%
8.31%
7.92%
Weighted average interest rate on new production
($ in millions)
$336.3
11%
16%
21%
20%
32%
$389.5
12%
14%
15%
13%
46%
$234.0
12%
23%
17%
22%
26%
$273.9
20%
11%
16%
21%
32%
$347.8
15%
12%
11%
30%
32%
3Q23
4Q23
1Q24
2Q24
3Q24
CRE
C&I
Equipment Finance
RRE(1)
SBA(2,3)

- Commercial real estate loan production was $110.2 million and Commercial and industrial loan production was $105.1 million.
- Equipment finance production was $40.1 million and Residential mortgage[1,4] production was $40.8 million.
- SBA[2,3] loan production was $51.6[3] million.

(1) Residential mortgage includes $0.0, $0.0, $0.3 million, $0.0, and $0.0 of consumer loans for 3Q23, 4Q23, 1Q24, 2Q24, and 3Q24, respectively
(2) $36.1 million, $48.4 million, $30.8 million, $54.5 million, and $51.6 million of SBA loan production includes $17.6 million, $20.2 million, $12.2 million, $31.4 million, and $25.6 million of loans secured by CRE and the remainder representing C&I as of 3Q23, 4Q23, 1Q24, 2Q24, and 3Q24, respectively
(3) Production includes purchases of guaranteed SBA loans of $9.7 million, $10.2 million, $14.5 million, and $13.7 million for 4Q23, 1Q24, 2Q24, and 3Q24, respectively
(4) Production includes purchased mortgage loans of $5.2 million and $10.7 million for 2Q24 and 3Q24, respectively

Hanmi Financial Corporation

5

Loan Portfolio

$6.26 Billion Loan Portfolio

(as of September 30, 2024)

Commercial Real Estate (CRE)[1,2] Portfolio	
Outstanding ($ in millions)	$3,932
3Q24 Average Yield	5.68%

Residential Real Estate (RRE)[3] Portfolio	
Outstanding ($ in millions)	$939
3Q24 Average Yield	5.19%

Commercial & Industrial (C&I)[1] Portfolio	
Outstanding ($ in millions)	$879
3Q24 Average Yield	8.57%

Equipment Finance Portfolio	
Outstanding ($ in millions)	$507
3Q24 Average Yield	6.18%



Equipment Finance - 8%
C&I - 14%
RRE[3] - 15%
CRE[2] Construction - 1%
CRE[2,5] Multifamily - 7%
CRE[2] Owner - 13%
CRE Investor (non-owner)[2] - 42%

CRE[2] Investor (non-owner)	
# of Loans	865
Weighted Average Loan-to-Value Ratio[4]	49.4%
Weighted Average Debt Coverage Ratio[4]	2.04x

CRE[2] Owner Occupied	
# of Loans	718
Weighted Average Loan-to-Value Ratio[4]	47.5%
Weighted Average Debt Coverage Ratio[4]	2.73x

CRE[2] Multifamily	
# of Loans	149
Weighted Average Loan-to-Value Ratio[4]	54.6%
Weighted Average Debt Coverage Ratio[4]	1.58x

Note: Numbers may not add due to rounding

(1) Includes syndicated loans of $278.2 million in total commitments ($228.3 million disbursed) across C&I ($214.3 million committed and $164.4 million disbursed) and CRE ($63.9 million committed and disbursed)

(2) Commercial Real Estate (CRE) is a combination of Investor (non-owner), Owner Occupied, Multifamily, and Construction. Investor (or non-owner occupied) property is where the investor does not occupy the property. The primary source of repayment stems from the rental income associated with the respective properties. Owner occupied property is where the borrower owns the property and also occupies it. The primary source of repayment is the cash flow from the ongoing operations and activities conducted by the borrower/owner. Multifamily real estate is a residential property that has 5 or more housing units.

(3) Residential real estate is a loan (mortgage) secured by a single family residence, including one to four units (duplexes, triplexes, and fourplexes). RRE also includes $1.5 million of HELOCs and $8.3 million in consumer loans

(4) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently

(5) $80.4 million, or 19.0%, of the CRE multifamily loans are rent-controlled in New York City

Hanmi Financial Corporation
6

Loan Portfolio Diversification Loan portfolio is well diversified across collateral and industry types; CRE represents 63% of the total portfolio and C&I, excluding Equipment Finance Agreements, represents 14%. CRE Portfolio (1) $3,932M C&I Portfolio (2) $879M Retail – 28% Hospitality – 21% Office – 15% Industrial – 10% Multifamily – 10% Gas Station – 6% Mixed Use – 3% Construction – 2% Other – 5% Manufacturing - 27% 7 Finance & Insurance - 15% Retail Trade - 7% Wholesale Trade - 5% 5% Real Estate Rental & Leasing - Healthcare - 3% Other - 38% (1) $108.0 million, or 2.7%, of the CRE portfolio are unguaranteed SBA loans (2) $50.3 million, or 5.7%, and $45.7 million, or 5.2%, of the C&I portfolio are unguaranteed and guaranteed SBA loans, respectively

CRE Portfolio Geographical Exposure CRE Composition by State $3,932 Multifamily by State $413 Construction by State $85 Owner Occupied by State $780 Investor (Non - owner Occupied) by State $2,654 California – $2,517 64% Texas – $409 10% New York – $263 7% Illinois – $105 3% Other – $638 16% California – $203 49% Texas – $101 24% New York – $80 19% Illinois – $14 3% Other – $15 5% California – $40 47% New York – $18 21% Other – $27 32% California – $446 57% New York – $8 1% Texas – $57 7% Illinois – $14 2% Other – $255 33% California – $1,828 69% 8 Texas – $251 9% New York – $156 6% Illinois – $78 3% Other – $341 13% ($ in millions) ($ in millions)

Loan Portfolio Distribution

CRE

($ in millions)

	Owner Occupied	Non-owner Occupied	Multifamily	Construction [1]
Total Balance	$780	$2,654	$413	$85
Average	$1.09	$3.07	$2.77	$7.71
Median	$0.34	$1.11	$1.10	$2.64
Top Quintile Balance [3]	$589	$1,904	$298	$49
Top Quintile Loan Size	$1.2 or more	$3.7 or more	$2.6 or more	$15.6 or more
Top Quintile Average	$4.12	$11.13	$9.95	$24.73
Top Quintile Median	$2.24	$7.00	$4.73	$24.73

C&I

($ in millions)

	Term [2]	Lines of Credit [2]
Total Balance	$378	$502
Average	$0.34	$0.90
Median	$0.06	$0.15
Top Quintile Balance [3]	$327	$416
Top Quintile Loan Size	$0.2 or more	$0.9 or more
Top Quintile Average	$1.51	$5.40
Top Quintile Median	$0.36	$2.29

Residential Real Estate & Equipment Finance

($ in millions)

	Residential Real Estate	Equipment Finance
Total Balance	$939	$507
Average	$0.53	$0.04
Median	$0.45	$0.03
Top Quintile Balance [3]	$400	$259
Top Quintile Loan Size	$0.7 or more	$0.1 or more
Top Quintile Average	$1.14	$0.12
Top Quintile Median	$0.91	$0.10

(1) Represents the total outstanding amount. Advances require authorization and disbursement requests, depending on the progress of the project and inspections. Advances are non-revolving and are made throughout the term, up to the original commitment amount

(2) Term loans are a commitment for a specified term. Majority of the Lines of Credit are revolving, including commercial revolvers, with some non-revolvers (sub-notes and working capital tranches)

(3) Top quintile represents top 20% of the loans

Hanmi Financial Corporation

9

<1 Year 1 - 3 Years >3 Years Total Real estate loans $ 1,087.4 $ 576.4 $ 366.0 $ 145.0 Retail 819.0 350.9 259.9 208.2 Hospitality 571.6 134.5 270.2 166.9 Office 1,369.4 627.8 512.4 229.2 Other 3,847.4 1,689.6 1,408.5 749.3 Commercial Property 84.8 - 13.9 70.9 Construction 939.3 932.5 0.1 6.7 RRE / Consumer 4,871.5 2,622.1 1,422.5 826.9 Total Real Estate Loans 879.1 278.0 176.7 424.4 C&I (1) 507.3 253.9 223.7 29.7 Equipment Finance $ 6,257.9 $ 3,154.0 $ 1,822.9 $ 1,281.0 Loans receivable 10 Loan Portfolio Maturities ($ in millions) Note: numbers may not add due to rounding (1) $395.7 million of C&I are lines of credit expected to be renewed and maintain a maturity of less than one year

USKC(1) Loans & Deposits

USKC portfolio represented $917.6 million, or 15%, of the loan portfolio, and $798.0 million, or 12%, of the deposit portfolio. USKC CRE portfolio had a weighted average debt coverage ratio(2) of 1.92x and weighted average loan-to-value(2) of 55.9%.

USKC Loans – Top 10 Industries (as of 3Q24)



Real Estate Investment 26%
Auto Part Manufacturer 11%
Hotel 9%
Food 9%
Education 8%
Steel 5%
Transportation 3%
Electronics/Home Appliances 3%
Golf Course 3%
Computer Equipment 3%
Other 20%

USKC Deposits – Top 10 Industries (as of 3Q24)



Auto Part Manufacurer 27%
Steel 26%
Electronics/Home Appliances 21%
RE Investment/Leasing 5%
Food 3%
All Other Financial Investment Activities 3%
IT 2%
Hospitality 2%
Research and Development 2%
Electrical Auto Parts 2%
Other 7%

USKC Loans by Product

($ in millions)



CRE (4)
C&I
$720
20%
80%
$764
20%
80%
$834
24%
76%
$865
28%
72%
$918
26%
74%
3Q23
4Q23
1Q24
2Q24
3Q24

USKC Deposits by Product(3)

($ in millions)



Demand Noninterest-bearing
Money Market & Savings
$795
49%
46%
$819
54%
41%
$848
62%
34%
$867
59%
36%
$798
54%
41%
3Q23
4Q23
1Q24
2Q24
3Q24

(1) U.S. subsidiaries of Korean Corporations
(2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently
(3) Time deposits, not illustrated, represent the remainder to add to 100%.
(4) Criticized loans represent 11.96% of the USKC loan portfolio stemming from two special mention loans of $109.7 million in the hospitality industry

Hanmi Financial Corporation

11

Office Loan Portfolio The CRE office portfolio (1) was $571.6 million (2) at September 30, 2024, representing 9% of the total loan portfolio. 81% 12% 3% Remaining = 3% 1% Portfolio by State • Average balance and median balance of the portfolio were $ 4 . 4 million and $ 1 . 09 million, respectively • Weighted average debt coverage ratio (3) of the segment was 2.02x • Weighted average loan to value (3) of the segment was 55.71% • 23.5% of the portfolio is expected to reprice in 1 to 3 months • Delinquent loans represented 0.14% of the office portfolio • Criticized loans represented 1.52% of the office portfolio Rate Distribution (1) Segment represents exposure in CRE and excludes $18 million in construction. 7.7% of the portfolio is owner occupied (2) SBA CRE office loans were $7.3 million, or 1.3% of total office loans, at September 30, 2024 (3) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently 65% 35% Fixed Variable 12

Airport – 6% Resort – 8% 13 Metropolitan – 56% (3) Destination / S u b ur b ( a 3 n ) – 27% Hospitality Segment Hospitality segment represented $819.0 million (1) , or 13% of the loan portfolio, at September 30, 2024. Convention Center – 3% (1) SBA loans in the hospitality segment were $21.5 million, or 2.6% of total hospitality loans, at September 30, 2024 (2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently (3) Metropolitan is categorized as a location that is in a major city and in proximity to downtown areas; destination is categorized as a hotel whose location/amenities make it a distinct tourist location; suburban is defined as areas outside of major city hubs and can include more rural areas • Average balance and median balance of the segment (excluding construction) were $4.2 million and $1.0 million, respectively • Weighted average debt coverage ratio (2) of the segment was 2.13x • Weighted average loan to value (2) of the segment was 51.33% • $112.5 million, or 13.74%, of the hospitality segment was criticized as of September 30, 2024 • Segment includes two nonaccrual loans for $224 thousand - one in the metropolitan (3) area in Texas, and one in the suburban/destination areas in Tennessee

Retail Segment Retail segment represented $1.09 billion (1) , or 17% of the loan portfolio, at September 30, 2024. (1) SBA loans in the retail segment are $69.0 million, or 6.34% of total retail loans, at September 30, 2024 (2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently • Average balance and median balance of the segment were $1.5 million and $0.7 million, respectively • Weighted average debt coverage ratio (2) of the segment was 2.02x • Weighted average loan to value (2) of the segment was 46.43% • $4.5 million, or 0.41%, of the retail segment was criticized at September 30, 2024 • $2.3 million, or 0.21%, of the retail segment was on nonaccrual status at September 30, 2024 California 71% 14 Texas 13% Illinois 2% Georgia 3% Other 11%

Residential Real Estate Portfolio QM - 2% (2) 15 Non - QM - 90% (3) Jumbo Non - QM - 8% (4) The RRE (1) portfolio was $939.3 million at September 30, 2024, representing 15% of the total loan portfolio. Our conservative underwriting policy focuses on high - quality mortgage originations with maximum Loan - to - Value (LTV) ratios between 60% and 70%, maximum Debt - to - Income (DTI) ratios of 43% and minimum FICO scores of 680. (1) RRE includes $1.5 million of Home Equity Line of Credit (HELOC) and $8.3 million in consumer loans (2) QM loans conform to the Ability - to - Repay (ATR) rules/requirements of CFPB (3) Non - QM loans do not conform to the CFPB Dodd - Frank Act (4) Jumbo Non - QM loan amounts exceed FHFA limits, but generally conform to the ATR/QM rules • 27.4% of the Residential Real Estate portfolio is fixed and 72.6% is variable. Of the variable mortgage portfolio, 87.3% is expected to reset after 12 months and 12.7% within the next 12 months • Total delinquencies are 0.69% of the residential portfolio, consisting of 0.39% within 30 - 59 and 0.30% in 60 - 89 days delinquency categories • $1.9 million, or 0.20%, of the RRE portfolio was on nonaccrual status at September 30, 2024

Equipment Finance Portfolio Equipment finance portfolio represented $507.3 million, or 8% of the loan portfolio, at September 30, 2024. Transportation, 24% Construction 15% Waste Management, 13% Manufacturing, 12% Professional Services, 5% Retail Trade, 5% Healthcare, 5% Wholesale Trade, 4% (1) Other, 17% 33% 8% 7% 6% 5% 4% 3% 3% 3% 28% Trucks Earth Moving Machine Tools Software Trailers General Construction Material Handling Medical/Dental Printing Other Portfolio by Industry Portfolio by Equipment Portfolio by State 13% 16 9% 4% 8% 6% 4% 3% 3% Remaining = 46% 4% (1) Other includes agriculture and other services of 3% and 3%, respectively

3.53% 3.83% 4.16% 4.27% 4.27% $4,135 $4,174 $4,409 $4,384 $4,397 4Q23 1Q24 2Q24 Average Balance of Interest - bearing Deposits Interest - bearing Deposit Costs 3Q23 3Q24 Deposit Base Total deposits increased by 1% to $6.40 billion, led by $91.8 million, or 5%, increase in noninterest - bearing deposits quarter - over - quarter. Noninterest - bearing demand deposits represented 32% of total deposits at September 30, 2024. Estimated uninsured deposit liabilities were 42% of the total deposit liabilities. Brokered deposits remained low, at 0.2% of the deposit base. 3Q23 4Q23 Note: Numbers may not add due to rounding Deposits Deposits (as of 3Q24) ($ in millions) ($ in millions) Average Interest - bearing Deposits Business $3,365 53% Personal $3,038 47% ($ in millions) 35% 32% 30% 31% 32% 1% 1% 1% 1% 1% 25% 28% 29% 29% 30% 16% 16% 16% 16% 15% 23% 23% 24% 23% 22% $6,260 $6,281 $6,376 $6,329 $6,403 1Q24 2Q24 3Q24 Time <= $250K Money Market & Savings Demand Noninterest - bearing Time > $250K Demand Interest - bearing 17

Net Interest Income | Net Interest Margin Net interest income for the third quarter was $ 50 . 1 million and net interest margin (taxable equivalent) was 2 . 74% , both up from the previous quarter primarily due to improvements in the yields on interest - earning assets by 2 bps and the cost of interest - bearing liabilities by 3 bps . ($ in millions) 2.69% 0.01% 0.01% 0.01% 0.02% 2.74% 2Q24 Loans Other earning assets IB - deposits FHLB Borrowings & other IB liabilities Decrease 3Q24 NIM Increase $54.9 $53.1 $50.7 $48.6 $50.1 3.03% 2.92% 2.78% 2.69% 2.74% 3Q23 4Q23 1Q24 2Q24 3Q24 Net Interest Income NIM 18

Net Interest Income Sensitivity Loan & Deposit Beta (1) . Fed Funds Rate & Cost of CDs $73.2 $60.0 $1,020.9 $677.2 $441.3 $89.8 $1,094.1 $737.2 $441.3 $89.8 5.01% 4.73% 4.40% 3.54% 4Q24 3Q25 1Q25 Wholesale 2Q25 Retail ($ in millions) 4Q23 1Q24 2Q24 Deposits – CD Maturities 5.50% 5.50% 5.50% 5.50% 5.00% 3.95% 4.24% 4.66% 4.78% 4.79% 3Q23 3Q24 Fed Funds Rate (3) Cost of CDs (2) ($ in millions) Cost of CDs (4) Numbers may not add due to rounding (1) Loan yield and cost of interest - bearing deposit represent monthly yield and cost respectively. Fed funds rate represents the rate at the end of the month. Beta is measured between March 2022 and June 2024 (2) Cost of CDs and interest bearing - deposits for the month of September 2024 was 4.77% and 4.22%, respectively (3) Fed funds rate represents the rate at the end of the quarter (4) Represent weighted average contractual rates 4.24% 4.14% 4.49% 4.79% 5.44% 5.60% 5.64% 5.78% 5.91% 6.02% 6.00% 0.27% 0.25% 0.40% 0.99% 2.08% 2.97% 3.37% 3.60% 3.97% 4.20% 4.28% 0.2 5% 0.50% 1.75% 3.25% 4.50% 5.00% 5.25% 5.50% 5.50% 5.50% 5.50% Fed Funds Rate 19 Loan Yield Interest - bearing deposit cost Loan Beta: 37% Deposit Beta: 80%

35% $2.3 12% 19% $0.8 $1.3 5% $0.3 29% $1.9 Service charges on deposit accounts Trade finance and other service charges and fees Servicing income Bank - owned life insurance All other operating income Noninterest Income SBA 7(a) Loan Production and Sales ($ in millions) $36.1 $48.4 $30.8 $54.5 $51.6 $21.0 $29.9 $25.6 $23.5 $23.0 6.84% 6.17% 7.23% 8.54% 8.54% 3Q23 4Q23 1Q24 SBA Loan Sales SBA Production 2Q24 3Q24 SBA Trade Premium Noninterest income for the third quarter was $8.4 million, up 5% from the previous quarter. Noninterest Income 3Q24 Service Charges and Fees ($ in millions) ($ in millions) $5.3 $5.8 $6.1 $6.6 $11.2 $1.2 $6.7 $1.4 $7.7 $0.4 $1.5 $8.1 $0.4 $1.6 $8.4 $0.3 $1.5 3Q23 4Q23 1Q24 2Q24 3Q24 (1) $10.0 Service charges, fees & other Gain on sale of SBA loans Gain of sale of mortgage loans Numbers may not add due to rounding (1) Includes a $4.0 million and $0.9 million gain on sale - and - leaseback of bank premises in 3Q23 and 3Q24, respectively. 20 (1)

Noninterest Expense Continued focus on disciplined expense management. $20.4 $20.1 $21.6 $20.4 $20.9 Noninterest expense was $35.1 million for the third quarter, down 0.6% from the second quarter of 2024, primarily • Noninterest expense / Average assets 1.85% 1.89% 1.94% 1.87% 1.83% reflecting the absence of the second quarter $0.3 million branch consolidation charge Salaries and benefits expense increased by $0.4 million quarter - over - quarter primarily driven by the absence of $0.6 • $35.1 $4.4 $1.5 $3.8 $4.5 $35.3 $5.2 $1.7 $3.7 $4.3 $36.4 $4.8 $1.9 $3.6 $4.5 $35.2 $5.0 $2.0 $3.5 $4.6 $34.2 $3.9 $1.6 $3.5 $4.8 million of labor cost capitalization associated with the investment in a new loan origination system in 2Q24 2Q24 3Q24 Occupancy and equipment Professional Fees 3Q23 4Q23 1Q24 Salaries and employee benefits Data Processing All other expenses ($ in millions) 21

Asset Quality – Delinquent & Criticized Loans Delinquent loans / Total loans $76.5 $65.3 $62.3 $36.9 $109.6 $96.7 $86.0 $70.9 $160.0 1.82% 1.56% 1.39% 1.15% 2.56% Classified Special Mention Delinquent Loans (1) Criticized Loans Criticized loans / Total loans The $94.7 million increase in special mention in the third quarter was primarily driven by two CRE loans in the hospitality industry for $109.7 million and one C&I loan in the healthcare industry for $20.1 million. These loans are current and adequately protected. $7.6 $6.1 $7.9 $9.5 $2.6 $10.3 $2.3 $28.4 $34.0 $23.7 $31.4 $33.1 $7.1 $7.7 $8.2 $8.0 $6.9 3Q24 2Q24 1Q24 4Q23 3Q23 3Q24 2Q24 1Q24 4Q23 3Q23 (2) $131.6 $15.8 $13.8 $15.0 0.16% 0.17% 0.26% 0.22% 0.24% Equipment Finance Delinquent Loans All Other Delinquent Loans Numbers may not add due to rounding (1) Represents loans 30 to 89 days past due and still accruing (2) Includes two special mention CRE loans of $109.7 million in the hospitality industry and a $20.1 million C&I loan in the healthcare industry 22 ($ in millions) ($ in millions)

Asset Quality – Nonperforming Assets & Nonaccrual Loans

Nonperforming assets were $16.3 million at the end of the third quarter, down from $20.0 million at the end of the second quarter.

Nonperforming Assets(1)

($ in millions)



0.22%
0.21%
0.19%
0.26%
0.21%
Nonperforming assets / Total assets
$15.9
$0.1
$15.8
$15.6
$0.1
$15.5
$14.1
$0.1
$14.0
$20.0
$0.8
$19.2
$16.3
$0.8
$15.5
3Q23
4Q23
1Q24
2Q24
3Q24
Nonperforming loans
OREO

Nonaccrual Loans

($ in millions)



$15.8(2)
$4.9
$3.0
$7.9
$15.5(2)
$4.9
$3.3
$7.3
$14.0(2)
$3.9
$3.2
$6.9
$19.2(2)
$3.9
$5.9
$0.8
$8.6
$15.2(2)
$3.7
$1.9
$9.6
3Q23
4Q23
1Q24
2Q24
3Q24
Equipment Finance
RRE(3)
All other CRE and C&I < $3M
All other CRE and C&I >= $3M

Note: Numbers may not add due to rounding

(1) Nonperforming assets exclude repossessed personal property of $1.3 million, $1.3 million, $1.3 million, $1.2 million, and $1.2 million for September 30, 2023, December 31, 2023, March 31, 2024, June 30, 2024, and September 30, 2024, respectively; also excludes the $27.2 million held for sale nonperforming loan at September 30, 2024

(2) Specific allowance for credit losses at September 30, 2023, December 31, 2023, March 31, 2024, June 30, 2024, and September 30, 2024 was $2.9 million, $3.4 million, $5.3 million, $6.8 million, and $5.2 million, respectively

(3) RRE includes consumer loans

Hanmi Financial Corporation

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Asset Quality – Gross & Net Loan Charge - offs Gross Charge - offs Net Charge - offs Net Charge - offs / Average loans Net charge - offs for the third quarter were $0.9 million. ($ in millions) ($ in millions) $2.8 $1.8 $2.0 $2.1 $2.5 $6.6 $1.3 $9.4 $1.8 $2.1 $0.1 $2.3 $0.2 $3.8 3Q23 4Q23 1Q24 Equipment Finance Charge - offs 2Q24 3Q24 All Other Loan Charge - offs Note: Numbers may not add due to rounding $2.5 $1.2 $1.6 $1.8 $2.0 $6.4 ($6.2) ($1.1) $8.9 $1.6 $1.8 $0.9 0.60% - 0.33% 0.10% 0.12% 0.06% ($5.0) 4Q23 1Q24 3Q23 2Q24 3Q24 All Other Net Charge - offs Equipment Finance Net Charge - offs 24

ACL Trends Allowance for credit losses was $69.2 million at September 30, 2024, or 1.11% to total loans, compared with $67.7 million and 1.10% at the end of the prior quarter. $67.3 $69.5 $68.3 $67.7 $69.2 1.12% 1.12% 1.11% 1.10% 1.11% 3Q23 4Q23 1Q24 2Q24 3Q24 Allowance for credit losses ACL to Loans $5.2 $0.2 $1.0 $2.3 ($2.9) 4Q23 3Q23 1Q24 2Q24 3Q24 Credit loss recovery Credit loss expense Allowance for Credit Losses Credit Loss Expense (Recovery) 25 ($ in millions) ($ in millions)

ACL Analysis by Loan Type September 30, 2023 December 31, 2023 March 31, 2024 June 30, 2024 September 30, 2024 ($ in millions) Loans Allowance Loans Allowance Loans Allowance Loans Allowance Loans Allowance $ 3,773.0 $ 38.9 $ 3,889.7 $ 40.2 $ 3,878.5 $ 36.4 $ 3,888.5 $ 36.1 $ 3,932.1 $ 37.8 CRE 728.8 11.2 747.8 10.3 774.9 11.8 802.4 10.6 879.1 9.8 C&I 592.7 12.3 582.2 13.7 554.0 13.7 531.3 15.0 507.3 15.7 Equipment Finance 926.3 4.9 962.7 5.3 970.4 6.2 954.2 6.0 939.3 5.9 RRE & Consumer $ 6,020.8 $ 67.3 $ 6,182.4 $ 69.5 $ 6,177.8 $ 68.3 $ 6,176.4 $ 67.7 $ 6,257.7 $ 69.2 Total Note: Numbers may not add due to rounding 26

US Agy Residential MBS - Maturity 15 Year - 70% 20 Year - 18% Securities Portfolio The $987 million securities portfolio (all AFS, no HTM) represented 13% of assets at September 30, 2024, and had a weighted average modified duration of 4.2 years with $79 million in an unrealized loss position. Principal Paydowns ($ in millions) $101 $166 $213 $194 $120 $19 $190 $24 $235 $22 $210 $16 2025 2026 Principal Interest Unrealized Loss US Agy - 5% US Agy MBS - Residential 61% US Agy MBS - Commercial - 14% US Agy CMO - 8% Municipal - 12% Available for Sale UST - 10% US Agy - 13% US Agy MBS - Residential - 47% US Agy MBS - Commerical - 7% US Agy CMO - 15 % Municipal - 8% $987 Million Securities Duration < 1 Year 12% 1 to 3 Year 21% 3 to 5 Years 39% > 5 Years 28% 4.2 Years $464 Million 30 Year - (2) 12% $79 Million (1) Based on the book value 2023 Actual (3) 2024 projection consists of $166 million principal paydowns and $24 million of interest payments. 3Q24 observed $48 million of principal paydown and $7 million on interest payments. Note: Numbers may not add due to rounding 27 (2) 92% constitutes CRA bonds 2024 (3) (1)

Liquidity

The Bank and the Company have ample liquidity resources at September 30, 2024.

Liquidity Position

($ in millions)

		Balance	% of Assets
Cash & cash equivalents	$	*288*	*3.7%*
Securities (unpledged)		*844*	*11.0%*
Liquid assets		**1,132**	**15.5%**[(1)]
FHLB available borrowing capacity		1,243	16.2%
FRB discount window borrowing capacity		29	0.4%
Federal funds lines (unsecured) available		115	1.5%
Secondary liquidity sources		**1,387**	**18.1%**
Bank liquidity (liquid assets + secondary liquidity)	**$**	**2,519**	**33.5%**

Cash & Securities at Company only

($ in millions)

		Balance
Cash	$	14
Securities (AFS)		33
	$	**47**

Company only Subordinated Debentures

($ in millions)

		Par		Amortized Cost	Rate
2036 Trust Preferred Securitites	$	27	$	22	6.61%[(2)]
2031 Subordinated Debt		110		108	3.75%[(3)]
	$	**137**	**$**	**130**	

Liquidity Ratios



Liquid Assets to Total Assets
Liquid Assets to Deposits
Liquid Assets to Total Liabilities
Broker Deposits to Deposits
17.0%
17.9%
16.8%
17.9%
18.5%
16.2%
16.6%
16.1%
16.8%
17.3%
14.6%
14.9%
14.4%
15.0%
15.5%
1.2%
0.9%
0.7%
0.4%
0.2%
3Q23
4Q23
1Q24
2Q24
3Q24

(1) Liquid assets includes 1) cash & cash equivalents, 2) securities (unpledged), and 3) $54.3 million of loans held for sale (not shown above)
(2) Rate at September 30, 2024, based on 3-month SOFR + 166 bps
(3) Issued in August 2021 and due in July 2031. Commencing on September 1, 2026, the interest rate will reset quarterly to the three-month SOFR + 310 bps

Hanmi Financial Corporation

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(1) Non - GAAP financial measure, refer to the non - GAAP reconciliation slides (2) Rate at the end of the quarter Capital Management Tangible book value per share (TBVPS) (1) increased to $24.03 from $22.99 at the end of the prior quarter. The increase reflects $7.3 million of net income, net of cash dividends paid, a $20.7 million decrease in unrealized after - tax losses on securities available for sale and a $2.2 million decrease in unrealized after - tax losses on cash flow hedges. 4.61% 3.85% 4.21% 4.38% 3.56% ($99.4) ($71.9) ($76.9) ($78.0) ($55.1) 3Q23 4Q23 1Q24 2Q24 3Q24 AOCI $21.45 $22.75 $22.86 $22.99 $24.03 8.89% 9.14% 9.23% 9.19% 9.42% 3Q23 4Q23 1Q24 2Q24 3Q24 TBVPS TBVPS (1) & TCE/TA (1) AOCI & 5 - YR TSY 5 - YR TSY (2) TCE / TA ($ in millions) (1) 29 (1)

Regulatory Capital The Company exceeds regulatory minimums and the Bank remains well capitalized at September 30, 2024. 8.00% 6.00% 4.50% 2.50% 2.50% 2.50% 15.04% 12.29% 11.95% 14.20% 11.45% 11.11% 10.50% 8.50% 7.00% Minimum Requirement Capital Conservation Buffer Company Pro Forma 10.00% 8.00% 6.50% 14.28% 13.24% 13.24% 13.44% 12.40% 12.40% Well Capitalized Bank Pro Forma (1) 30 CET1 Capital Tier 1 Capital Total Capital Company Bank CET1 Capital Tier 1 Capital Total Capital (1) Pro forma illustrates capital ratios with unrealized loses at September 30, 2024. Non - GAAP financial measure; refer to the non - GAAP reconciliation slide (1)

Appendix 31

3Q24 Financial Summary

	September 30, 2024	June 30, 2024	September 30, 2023	Q/Q	Y/Y
Income Statement Summary					
Net interest income before credit loss	$ 50.1	$ 48.6	$ 54.9	2.9%	-8.8%
Noninterest income	8.4	8.1	11.2	4.7%	-24.8%
Operating revenue	58.5	56.7	66.1	3.2%	-11.5%
Noninterest expense	35.1	35.3	34.2	-0.6%	2.4%
Credit loss (recovery) expense	2.3	1.0	5.2	139.3%	-55.4%
Pretax income	21.1	20.4	26.7	3.3%	-20.9%
Income tax expense	6.2	6.0	7.9	4.0%	-21.0%
Net income	**$ 14.9**	**$ 14.5**	**$ 18.8**	**3.0%**	**-20.8%**
EPS-Diluted	**$ 0.49**	**$ 0.48**	**$ 0.62**		
Selected balance sheet items					
Loans receivable	$ 6,258	$ 6,176	$ 6,021	1.3%	3.9%
Deposits	6,403	6,329	6,260	1.2%	2.3%
Total assets	7,712	7,586	7,350	1.7%	4.9%
Stockholders' equity	$ 737	$ 707	$ 663	4.2%	11.1%
Profitability Metrics					
Return on average assets	0.79%	0.77%	1.00%	2	(21)
Return on average equity	7.55%	7.50%	9.88%	5	(233)
TCE/TA[2]	9.42%	9.19%	8.89%	23	53
Net interest margin	2.74%	2.69%	3.03%	5	(29)
Efficiency ratio	59.98%	62.24%	51.82%	(226)	816

Note: numbers may not add due to rounding
(1) Percentage change calculated from dollars in thousands for income statement summary; change in basis points for selected balance sheet items and profitability metrics
(2) Non-GAAP financial measure, refer to the non-GAAP reconciliation slide

Hanmi Financial Corporation

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Non - GAAP Reconciliation: Tangible Common Equity to Tangible Asset Ratio 33 (1) There were no preferred shares outstanding at the periods indicated September 30, December 31, March 31, June 30, September 30, ($ in thousands, except per share data) 2023 2023 2024 2024 2024 Hanmi Financial Corporation $ 7,350,140 $ 7,570,341 $ 7,512,046 $ 7,586,347 $ 7,712,299 Assets (11,131) (11,099) (11,074) (11,048) (11,031) Less goodwill and other intangible assets $ 7,339,009 $ 7,559,242 $ 7,500,972 $ 7,575,299 $ 7,701,268 Tangible assets $ 663,359 $ 701,891 $ 703,100 $ 707,059 $ 736,709 Stockholders' equity (1) (11,131) (11,099) (11,074) (11,048) (11,031) Less goodwill and other intangible assets $ 652,228 $ 690,792 $ 692,026 $ 696,011 $ 725,678 Tangible stockholders' equity (1) 9.03% 9.27% 9.36% 9.32% 9.55% Stockholders' equity to assets 8.89% 9.14% 9.23% 9.19% 9.42% Tangible common equity to tangible assets (1) 30,410,582 30,368,655 30,276,358 30,272,110 30,196,755 Common shares outstanding $ 21.45 $ 22.75 $ 22.86 $ 22.99 $ 24.03 Tangible common equity per common share

Non - GAAP Reconciliation: Pro Forma Regulatory Capital 34 Bank (1) Company (1) ($ in thousands) Total Risk - based Tier 1 Common Equity Tier 1 Total Risk - based Tier 1 Common Equity Tier 1 $ 921,905 $ 854,672 $ 854,672 $ 970,961 $ 793,728 $ 771,741 Regulatory capital (55,961) (55,961) (55,961) (55,790) (55,790) (55,790) Unrealized losses on AFS securities $ 865,944 $ 798,711 $ 798,711 $ 915,171 $ 737,938 $ 715,951 Adjusted regulatory capital $ 6,456,120 $ 6,456,120 $ 6,456,120 $ 6,456,129 $ 6,456,129 $ 6,456,129 Risk weighted assets (12,673) (12,673) (12,673) (12,216) (12,216) (12,216) Risk weighted assets impact of unrealized losses on AFS securities $

6,443,447 $ 6,443,447 $ 6,443,447 $ 6,443,913 $ 6,443,913 $ 6,443,913 Adjusted Risk weighted assets 14.28% 13.24% 13.24% 15.04% 12.29% 11.95% Regulatory capital ratio as reported - 0.84% - 0.84% - 0.84% - 0.84% - 0.84% - 0.84% Impact of unrealized losses on AFS securities 13.44% 12.40% 12.40% 14.20% 11.45% 11.11% Pro forma regulatory capital ratio Note: numbers may not add due to rounding (1) Pro forma capital ratios at September 30, 2024